[FIRST BANCORP LOGO]                            SENIOR EXECUTIVE VICE PRESIDENT
                                                    AND CHIEF FINANCIAL OFFICER
                                                                 (787) 729-8088
                                                    ANNIE.ASTOR@FIRSTBANKPR.COM

                   FIRST BANCORP REPORTS EARNINGS INCREASE OF
                        35.4% FOR THE QUARTER AND 27.8%
                                  FOR THE YEAR

         SAN JUAN, PUERTO RICO, JANUARY 15, 2002--FIRST BANCORP (NYSE:FBP) REPORTED TODAY RECORD EARNINGS OF $24,024,378 OR $0.71 PER SHARE BASIC AND DILUTED, FOR THE FOURTH QUARTER OF 2001, AS COMPARED TO EARNINGS OF $17,747,958 OR $0.57 PER SHARE BASIC AND DILUTED FOR THE FOURTH QUARTER OF 2000. THESE RESULTS REPRESENT AN EARNINGS INCREASE OF 35.4% FOR THIS QUARTER AND INCLUDE NO GAINS ON SALE OF INVESTMENT OR SPECIAL ITEMS. RETURN ON ASSETS (ROA) AND RETURN ON COMMON EQUITY (ROE) WERE 1.25% AND 21.25% RESPECTIVELY, FOR THE QUARTER, AS COMPARED TO 1.24% AND 25.23% RESPECTIVELY, FOR THE SAME QUARTER OF 2000. AVERAGE COMMON SHARES USED TO CALCULATE EARNINGS PER SHARE FOR THE FOURTH QUARTER WERE 26,571,952 (BASIC) AND 26,825,623 (DILUTED).

         THE YEAR ENDED DECEMBER 31, 2001, WAS ANOTHER RECORD YEAR FOR FIRST BANCORP, WITH EARNINGS OF $86,001,441, OR $2.61 PER SHARE (BASIC) AND $2.60 PER SHARE (DILUTED), AS COMPARED TO $67,275,609 OR $2.22 PER SHARE (BASIC) AND $2.21 PER SHARE (DILUTED), AN EARNINGS INCREASE OF 27.8% FOR THE YEAR 2001. ROA AND ROE FOR THE FULL YEAR 2001 WERE 1.28% AND 22.13% RESPECTIVELY, AS COMPARED TO 1.28% AND 27.81% RESPECTIVELY, FOR 2000. AVERAGE COMMON SHARES OUTSTANDING FOR THE YEAR WERE 26,566,830 (BASIC) AND 26,761,782 (DILUTED). THE EARNINGS INCREASE IS ATTRIBUTABLE MOSTLY TO

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INCREASES IN THE CORPORATION'S NET INTEREST INCOME, NET OF INCREASES IN
OPERATING EXPENSES AND INCOME TAXES. COMMENTING ON THE YEAR 2001 RESULTS, MR. ANGEL ALVAREZ-PEREZ, CEO OF FIRST BANCORP SAID, "FIRST BANCORP HAS CONTINUED ITS EXPANSION IN THE COMMERCIAL LINES OF BUSINESS WITH THE MOST SUCCESSFUL ADDITION OF QUALITY COMMERCIAL CLIENTS, WHO SEEK THE ACCESSIBILITY, SERVICES, AND FINANCING ADVISE THAT OUR TEAM IS PREPARED TO PROVIDE. WE ARE VERY SATISFIED WITH OUR YEAR 2001 RESULTS, AND LOOK FORWARD TO CONTINUING OUR GOOD PERFORMANCE DURING 2002." NET INTEREST INCOME INCREASED BY $45.3 MILLION FOR THE YEAR, TO END THE YEAR AT $236.1 MILLION. THE INCREASE IN NET INTEREST INCOME FOR THE YEAR IS THE RESULT OF VOLUME INCREASES OF $1,307.2 MILLION IN THE CORPORATION'S AVERAGE LOAN AND INVESTMENT PORTFOLIOS, AND IMPROVEMENT IN THE NET INTEREST MARGIN. NET INTEREST MARGIN WAS 3.95% AND 4.08% FOR THE FOURTH QUARTER AND FULL YEAR 2001, RESPECTIVELY, AS COMPARED TO 3.50% AND 3.91% FOR THE FOURTH QUARTER AND FULL YEAR 2000, RESPECTIVELY.

         DURING 2001 THE CORPORATION EXPERIENCED SOLID ASSET GROWTH, ENDING THE YEAR WITH ASSETS OF $8,198 MILLION, UP 38.5% FROM TOTAL ASSETS AS OF DECEMBER 31, 2000 OF $5,920 MILLION. DEPOSITS WERE $4,099 MILLION AS OF DECEMBER 31, 2001, AS COMPARED TO $3,346 MILLION AS OF DECEMBER 31, 2000. LOANS INCREASED TO $4,309 MILLION AS OF DECEMBER 31, 2001, AS COMPARED TO $3,498 MILLION AS OF DECEMBER 31, 2000, MOSTLY AS A RESULT OF AN INCREASE OF

$822 MILLION IN COMMERCIAL LOANS AND RESIDENTIAL REAL ESTATE LOANS.

         ANOTHER FACTOR CONTRIBUTING TO THE EXCELLENT FINANCIAL RESULTS WAS THE STABLE WRITE-OFFS OF OUR LOAN PORTFOLIO DURING THESE WEAKENED ECONOMIC CONDITIONS. LOAN LOSSES (NET WRITE-OFFS) WERE $10.7 MILLION FOR THE FOURTH QUARTER, (1.05% OF AVERAGE LOANS) IN LINE WITH THE $10.5 MILLION (1.24% OF AVERAGE LOANS) FOR THE FOURTH QUARTER OF 2000 AND $47.0 MILLION FOR THE YEAR 2001 (1.22% OF AVERAGE LOANS), AS COMPARED TO $42.0 MILLION DURING 2000 (1.36% OF AVERAGE LOANS). THE ABSOLUTE DOLLAR INCREASE IS ATTRIBUTABLE TO A LOAN WRITTEN OFF DURING THE FIRST QUARTER OF 2001. THE PROVISION FOR LOAN LOSSES WAS $15.4 MILLION FOR THE FOURTH QUARTER OF 2001, AS COMPARED TO $11.0 MILLION FOR THE FOURTH QUARTER OF 2000. FOR THE YEAR 2001, THE PROVISION WAS $61.0 MILLION, AS COMPARED TO $45.7 MILLION, A $15.3 MILLION OR 33% INCREASE, DUE TO THE SIGNIFICANT INCREASE IN THE COMMERCIAL LOAN PORTFOLIO AND CURRENT ECONOMIC CONDITIONS. NON-PERFORMING LOANS WERE $73.0 MILLION OR 1.69% OF TOTAL LOANS, AS OF DECEMBER 31, 2001, LOWER AS A PERCENTAGE OF LOANS, WHEN COMPARED TO $67.7 MILLION OR 1.94% OF TOTAL LOANS, AS OF DECEMBER 31, 2000 AND $69.2 MILLION OR 1.74% OF TOTAL LOANS AS OF SEPTEMBER 30, 2001, THE PREVIOUS QUARTER END. THE RESERVE COVERAGE RATIO (ALLOWANCE FOR LOAN LOSSES TO NON-PERFORMING LOANS) WAS 124.7% AS OF DECEMBER 31, 2001, AS COMPARED TO 113.6% FOR DECEMBER 31, 2000 AND 124.7% FOR SEPTEMBER 30, 2001. THE RESERVE COVERAGE HAS INCREASED AS A RESULT OF AN INCREASE OF $14.1 MILLION

IN THE ALLOWANCE FOR LOAN LOSSES TO $91.0 MILLION AS OF DECEMBER 31, 2001, FROM $76.9 MILLION AS OF DECEMBER 31, 2000. THE INCREASE WAS DONE IN TANDEM WITH A HIGHER COMMERCIAL LOAN PORTFOLIO AND CURRENT ECONOMIC CONDITIONS.

         THE CORPORATION, MAINLY THROUGH ITS SUBSIDIARY BANK, HAS MAINTAINED A BETTER THAN AVERAGE EFFICIENCY RATIO OF 41.81% FOR THE YEAR, WHILE IT HAS INVESTED SIGNIFICANTLY IN STATE OF THE ART TECHNOLOGY AND INFRASTRUCTURE TO PROVIDE THE LATEST IN DELIVERY CHANNELS FOR ITS COMMERCIAL AND CONSUMER FINANCIAL PRODUCTS AND SERVICES. OPERATING EXPENSES WERE $120.9 MILLION FOR THE YEAR 2001, AS COMPARED TO $113.1 MILLION DURING 2000.

         FIRST BANCORP IS A $8.2 BILLION FINANCIAL HOLDING COMPANY. IT IS THE PARENT COMPANY OF FIRSTBANK PUERTO RICO, WHICH IS THE SECOND LARGEST INDEPENDENTLY OWNED COMMERCIAL BANK IN PUERTO RICO AND OF FIRSTBANK INSURANCE AGENCY. BOTH, FIRST BANCORP AND FIRSTBANK PUERTO RICO OPERATE WITHIN US BANKING LAWS AND REGULATIONS. THE BANK, WHICH IS A WELL-CAPITALIZED INSTITUTION, OPERATES A TOTAL OF 91 FINANCIAL SERVICE FACILITIES THROUGHOUT PUERTO RICO AND THE US VIRGIN ISLANDS, INCLUDING THE OPERATIONS OF ITS SUBSIDIARIES MONEY EXPRESS, A FINANCE COMPANY, AND FIRST LEASING AND CAR RENTAL, A CAR AND TRUCK RENTAL LEASING COMPANY.

                                 FIRST BANCORP
                               FINANCIAL SUMMARY

                (DOLLARS IN THOUSANDS EXCEPT PER SHARE RESULTS)

SELECTED INCOME STATEMENT DATA:


                                                   Three Months Ended                       Year Ended
                                             ------------------------------        ------------------------------
                                                      December 31,                         December 31,
                                             ------------------------------        ------------------------------
                                                2001                2000              2001                2000
                                             -----------         ----------        -----------         ----------

Interest Income                              $   133,800         $  125,376        $   516,256         $  463,388
                                             -----------         ----------        -----------         ----------
Interest Expense                                  70,309             78,298            280,201            272,615
                                             -----------         ----------        -----------         ----------
Net Interest Income                               63,491             47,078            236,055            190,773
                                             -----------         ----------        -----------         ----------
Provision for Loan Losses                         15,440             10,975             61,030             45,719
                                             -----------         ----------        -----------         ----------
Gains on Sale of Investments                        (110)             1,038              9,606              7,850
                                             -----------         ----------        -----------         ----------
Other Income                                      11,660             12,465             43,374             42,182
                                             -----------         ----------        -----------         ----------
Operating Expenses                                30,809             28,294            120,854            113,050
                                             -----------         ----------        -----------         ----------
Income Taxes                                       4,768              3,564             20,134             14,761
                                             -----------         ----------        -----------         ----------
Cumulative effect of accounting change               N/A                N/A             (1,015)               N/A
                                             -----------         ----------        -----------         ----------
Net Income                                   $    24,024         $   17,748        $    86,001         $   67,276
                                             -----------         ----------        -----------         ----------
Net Income Applicable to Common Stock        $    18,941         $   15,150        $    69,493         $   59,868
                                             -----------         ----------        -----------         ----------

Net Income Per Share (Basic)                 $      0.71         $     0.57        $      2.61         $     2.22
                                             -----------         ----------        -----------         ----------
Net Income Per Share (Diluted)               $      0.71         $     0.57        $      2.60         $     2.21
                                             -----------         ----------        -----------         ----------

SELECTED PERFORMANCE RATIOS:

                                                   Three Months Ended                       Year Ended
                                             ------------------------------        ------------------------------
                                                      December 31,                         December 31,
                                             ------------------------------        ------------------------------
                                                2001                2000              2001                2000
                                             -----------         ----------        -----------         ----------

    Net Interest Yield(1)                           3.95%              3.50%              4.08%              3.91%
                                             -----------         ----------        -----------         ----------
    Return on Assets                                1.25%              1.24%              1.28%              1.28%
                                             -----------         ----------        -----------         ----------
    Return on Equity                               15.38%             18.80%             16.20%             21.21%
                                             -----------         ----------        -----------         ----------
    Return on Common Equity                        21.25%             25.23%             22.13%             27.81%
                                             -----------         ----------        -----------         ----------
    Net Write offs to Average Loans                 1.05%              1.24%              1.22%              1.36%
                                             -----------         ----------        -----------         ----------
    Efficiency Ratio                               41.06%             46.70%             41.81%             46.95%
                                             -----------         ----------        -----------         ----------

AVERAGE BALANCES:

                                                   Three Months Ended                       Year Ended
                                             ------------------------------        ------------------------------
                                                      December 31,                         December 31,
                                             ------------------------------        ------------------------------
                                                2001                2000              2001                2000
                                             -----------         ----------        -----------         ----------

    Assets                                   $ 7,658,492         $5,720,567        $ 6,701,269         $5,239,376
                                             -----------         ----------        -----------         ----------
    Earnings Assets                            7,384,695          5,593,856          6,455,047          5,147,820
                                             -----------         ----------        -----------         ----------
    Loans                                      4,081,208          3,391,409          3,838,684          3,083,065
                                             -----------         ----------        -----------         ----------
    Deposits                                   4,005,177          3,273,086          3,715,141          2,983,365
                                             -----------         ----------        -----------         ----------
    Interest-bearing liabilities               6,716,692          5,095,845          5,863,263          4,672,214
                                             -----------         ----------        -----------         ----------
    Stockholders Equity                          624,977            377,678            530,902            317,165
                                             -----------         ----------        -----------         ----------
    Common Stockholders Equity                   356,477            240,233            314,051            215,239
                                             -----------         ----------        -----------         ----------

SELECTED STATEMENT OF CONDITION DATA:

                                              At December 31,       At December 31,
                                              ---------------       ---------------
                                                   2001                  2000
                                              ---------------       ---------------

Total Assets:
    Total Assets                                $8,197,518            $5,919,657
                                                ----------            ----------
    Loans Receivable                             4,308,780             3,498,198
                                                ----------            ----------
    Total Investments                            3,716,000             2,233,216
                                                ----------            ----------
    Cash                                            59,899                63,373
                                                ----------            ----------

Total Liabilities:
    Deposits                                    $4,098,554            $3,345,984
                                                ----------            ----------
    Securities Sold Under Agreements
      to Repurchase                              2,997,174             1,856,436
                                                ----------            ----------
    Other Borrowings                               428,062               213,048
                                                ----------            ----------
    Stockholders Equity                            602,919               434,461
                                                ----------            ----------
    Book value per common share                 $    12.59            $    10.20
                                                ----------            ----------


                                                  At December 31,    At December 31,
                                                  ---------------    ---------------
                                                       2001               2000
                                                  ---------------    ---------------

Credit quality Data:

    Non-performing Assets                            $79,050             $74,071
                                                     -------             -------
    Non-performing Loans                              72,998              67,716
                                                     -------             -------
    Past Due Loans                                    27,497              16,358
                                                     -------             -------
    Allowance for Loan Losses                         91,060              76,919
                                                     -------             -------

    Non-performing Assets to Total Assets               0.96%               1.25%
                                                     -------             -------
    Non-performing Loans to Total Loans                 1.69%               1.94%
                                                     -------             -------
    Allowance to Non-Performing Loans                 124.74%             113.59%
                                                     -------             -------


(1)      On a taxable equivalent basis.